UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2010

BAR HARBOR BANKSHARES

(Exact name of registrant as specified in its charter)

Maine	001-13349	01-0393663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 400, 82 Main Street, Bar Harbor, ME	04609-0400
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (207) 288-3314

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 20, 2010, Bar Harbor Bankshares (the “Company”) issued a press release announcing the closing of the underwriter’s exercise of its over-allotment option to purchase an additional 82,021 shares of the Company’s common stock at a purchase price to the public of $27.50 per share and to the underwriter of $25.85 per share. The over-allotment option, which the underwriter exercised on January 14, 2010, was granted to the underwriter in connection with the Company’s underwritten public offering of 800,000 shares of its common stock.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAR HARBOR BANKSHARES
(Registrant)

By:	/S/ JOSEPH M. MURPHY
Name:	Joseph M. Murphy
Title:	President and Chief Executive Officer

Date: January 20, 2010

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 20, 2010.